Equity Method Investees	12 Months Ended
Dec. 31, 2017
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investees

NOTE 2 - EQUITY METHOD INVESTEES:

a.	Frontline

Frontline, an Israeli limited partnership, is owned equally by the Company and Mentor Graphics Development Services (Israel) Ltd., and combines the former CAM operations of both companies. The Company’s subsidiaries market and provide customer support in respect of Frontline’s products. Because Frontline is integrated into the operations of the Company, the Company’s share in the earnings of Frontline is included in operating income. As of December 31, 2017 and 2016, the Company’s investment in Frontline amounted to $4,771,000 and $4,023,000, respectively.

Summarized financial information for Frontline is presented below:

(i)	Balance sheet data:

	December 31
	2017	2016
	$ in thousands
Assets:
Current assets	11,572	9,529
Non-current assets	2,649	2,554

Total assets	14,221	12,083

Liabilities:
Current liabilities	2,691	2,157
Non-current liabilities	2,356	2,167

Total liabilities	5,047	4,324

(ii)	Operating results data:

	Year ended December 31
	2017	2016	2015
	$ in thousands
Total revenues	28,862	23,768	27,795
Gross profit	24,045	18,719	23,053
Net income	9,048	6,890	11,699

(iii)	Other financial information included in the Company’s financial statements:

	Year ended December 31
	2017	2016	2015
	$ in thousands
Related parties transactions included in:
Cost of products sold	304	300	470
Selling, general and administrative expenses	(3,264)	(2,742)	(3,078)

	December 31
	2017	2016
	$ in thousands
Balances with related parties (included in trade payables)	5,419	4,639

b.	PixCell

From 2011 through 2016, the Company through its wholly-owned venture capital fund, Orbotech Technology Ventures L.P. (“OTV”), invested a total of $6.0 million in PixCell and paid other shareholders of PixCell a total of $0.5 million, in consideration for approximately 50% (approximately 45% on a fully diluted basis) of the outstanding share capital of PixCell.

In January 2017, the Company extended a convertible loan to PixCell in a total amount of $1.5 million. On and from the time of extension of the convertible loan, the Company became entitled to appoint the majority of PixCell’s directors. Until December 31, 2018, this loan is convertible, at the discretion of the Company, into PixCell shares and, if not converted by such time, shall be repaid on that date. In addition, pursuant to the terms of a further amendment to the agreement between the parties from December 2017, at the end of the last quarter of 2017 and at the beginning of the first quarter of 2018, the Company invested a total additional amount of $0.2 million and $1.3 million, respectively, following which the Company holds (assuming the conversion of certain loans extended by other PixCell shareholders who participated in the convertible loan financing and assuming the conversion of the loan by the Company as set forth above) approximately 55.67% (approximately 50.74% on a fully diluted basis), of the outstanding share capital of PixCell.

As a result of the above, the Company has included the results of operations of PixCell in the Company’s consolidated results of operations beginning January 2017. Furthermore, in connection with the extension of the above convertible loan, the Company, PixCell and the remaining shareholders of PixCell amended the terms of the initial 2011 investment agreement between them, with the effect that the right of the Company to invest additional amounts in PixCell’s share capital (beyond the amounts described above) and the undertaking of the Company to acquire the remaining share capital of PixCell (subject to certain terms and conditions), were both cancelled.